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                                                Exhibit 99 (b)

August 11, 1998
-------------------------------------------------------------------------
Supplemental Information


[BP LOGO]       [AMOCO LOGO]


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Highlights



Transaction summary                 Transaction Overview
----------------------------------  -------------------------------------
-   Merger of Amoco into a          Transaction description
    newly formed BP first-tier      -   UK Holding Company Structure
    US subsidiary                   -   Amoco shareholders exchange
                                        their shares in Amoco for ADRs
-   Amoco shareholders receive          representing shares in BP
    BP plc ordinary shares          Accounting/reporting
    as ADRs                         -   Accounted for as a merger under
                                        UK GAAP (or "pooling"
-   Unified global management           under US GAAP)
    team                            -   BP to report in US
                                        dollars, under UK GAAP with
-   US and UK GAAP results              supplementary US GAAP information
    presented using merger              provided
    accounting or on a              Dividends
   "pooling of interest" basis      -   Dividends to be declared in
                                        dollars, with a sterling
-   US dollar denominated group         alternative to be
    financials and dividends            offered to all UK shareholders of
                                        BP who require Sterling
-   Transaction recommended by      -   Dividends to be distributed in
    both Boards                         the normal course of business up
                                        until closing
-   Target closing:                 Listing/index
    December 31, 1998               -   BP+Amoco remains in the FTSE 100
                                        index
                                    -   FTSE weighting expected to
                                        increase
                                    Approvals
                                    -   Approvals by shareholders of BP
                                        and Amoco
                                    -   Regulatory & tax authorities

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The Supermajors1


Reserves2 vs. Market Capitalisation3

[Graph containing the following data:]

                 Oil/NGL/Gas     Market
                   Reserves  Capitalisation
                   (mm boe)      ($ MM)

The Supermajors
BP + Amoco          14782        119242
Exxon               13812        171581
RD Shell Group      19036        180507

Amoco                5601         38265
Arco                 4111         23043
BG Plc               824          25397
BP4                  8666         80977
Chevron              6167         53346
Elf                  3375         37061
ENI                  4558         54153
Enron Corp.          741          18594
Marathon             1445         9968
Mobil                6931         56260
Occidental           1425         8724
Petrofina            848          9312
Phillips             2276         11715
Repsol               1037         16641
Total                4583         29518
Texaco               4308         31926
YPF                  3073         10680

Source: annual report for BP and Amoco; Petrocompanies for the remainder; Datastream

1 Worldwide publicly traded companies included
2 Barrels of oil equivalent, excluding affiliates, 1997 data
3 As of July 24, 1998; on a combined basis for BP+Amoco
4 Includes associated undertaking (Abu Dhabi)

["boe" denotes barrels of oil equivalents.]
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Top three ranking1
------------------------------------------------------------------------

#2 Oil and gas           #2 Oil and gas           #3 Net refining
    production4              reserves2,4              capacity
------------------------ -----------------------  ----------------------
             000 boe/d                   mm boe        000 barrels/day
RD/Shell         3,662   RD/Shell        19,036   RD/Shell       4,463
BP+Amoco3        2,889   BP+Amoco3       14,782   Exxon          2,922
Exxon            2,656   Exxon           13,812   BP+Amoco       2,714

Mobil            1,686   Mobil            6,931   Mobil          2,283
Chevron          1,421   Chevron          6,167   Chevron        1,548
Texaco           1,196   Total            4,583   Texaco         1,546
Elf              1,013   ENI              4,558   ENI              955
ENI                961   Texaco           4,308   Elf              930

               #2 SEC 10 5              #3 1997 net income
               -----------------------  ----------------------------
                              US $bn                       US $bn
               RD/Shell         44.8    Exxon                 8.5
               BP+Amoco         34.4    RD/Shell              7.8
               Exxon            33.1    BP6+Amoco             6.4

               ENI              19.4    Chevron               3.2
               Mobil            17.8    Mobil                 3.2
               Chevron          15.0    ENI                   3.0
               Texaco           12.1    Texaco                2.7
               Arco             11.2    Arco                  2.0


Source: Annual Reports and Financial Supplements for BP and Amoco; Petrocompanies for the remainder
1  Worldwide publicly traded companies included
2  As at 31/12/97
3  Includes associated undertakings
4  One barrel of oil equivalent = 5,800 cubic feet of gas
5 Standardized measure of discounted future net cash flows relating to proved oil and gas reserves
6  US GAAP

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The merged company structure and management
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Structure                               Management
----------------------------------      ---------------------------------------

   Amoco                   BP             Co-Chairman  --------Co-Chairman
 shareholders         shareholders      P. D. Sutherland   |   H. L. Fuller
                                                           |
     \                    /                                |
  ADR \                  /                       Board of 22 members
       \                /                13 nominated by BP and 9 nominated by
        \              /                                 Amoco
         \            /                                    |
          \          /                                     |
                                                     Group Chief
          BP+Amoco plc                                Executive
                                                    Sir John Browne
             /   \                                         |
            /     \                                        |
           /       \                      Group chief      |
          /         \                   Financial Officer -|
         /           \                  J. G. S. Buchanan  |
                                                           |
Amoco Corp           BPsubs                                |
                                               ------------|----------
                                               |                     |
                                          Deputy CEO/            Deputy CEO/
                                         Co-President            Co-President
                                          R.F. Chase              W.G. Lowrie
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Value creation
-------------------------------------------------------------------


Annual pre-tax cost savings
     by 2001 (US $MM)                   Delivering shareholder value
-----------------------------------     ----------------------------

Organisational efficiency     1,000        -  $2bn pretax income
                                                boosted by end 2000

Focused exploration             300        -  Revenue synergies not
                                                included

Business process                200        -  More upside after 2001

Procurement                     250        -  Management compensation
                                                linked to delivery

Operational rationalisation     250

                            _______
                              2,000
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Upstream operations
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BP+Amoco reserves (million barrels of oil equivalent)
---------------------------------------------------------------------
By product          1993     1994     1995      1996     1997   1997%
----------------------------------------------------------------------
Oil                8,760     8,743    8,899    9,194    9,272     63%
Gas                4,808     4,960    5,092    5,233    5,510     37%
     Total        13,568    13,703   13,991   14,427   14,782
----------------------------------------------------------------------
By region           1993      1994     1995     1996     1997   1997%
----------------------------------------------------------------------
US                 6,330     6,328    6,306    6,158    6,044     41%
Europe             2,877     2,897    2,928    2,946    2,876     19%
Rest of world1     4,361     4,478    4,757    5,323    5,862     40%
     Total        13,568    13,703   13,991   14,427   14,782



BP+Amoco production (000 barrels of oil equivalent per day)
---------------------------------------------------------------------
By product         1993     1994     1995     1996     1997    1997%
---------------------------------------------------------------------
Oil               1,920    1,933    1,873    1,903    1,888      65%
Gas                 911      947      946    1,020    1,001      35%
     Total        2,831    2,880    2,819    2,923    2,889
------------------------------ --------------------------------------
By region          1993     1994     1995     1996     1997     1997%
---------------------------------------------------------------------
US                1,369    1,344    1,301    1,315    1,252       43%
Europe              702      790      748      799      831       29%
Rest of world1      759      746      770      809      806       28%
     Total        2,831    2,880    2,819    2,923    2,889

Highlights

- OECD core in: the North Sea, the North American gas business, and Alaska where the new group will be the leading producer in each area, with the profitability, infrastructure, and resource base to sustain itself for the foreseeable future

- Enhanced scale and competitive advantage in emerging areas in Caspian, Gulf of Mexico, Angola, Venezuela and Norway

- Portfolio of gas plays in emerging markets in Trinidad, the Southern Cone of South America, in northern European the Greater
Mediterranean, and the Far East

-  Access/Options/Relationships in:  Russia, and the Middle East


Source:  Annual Reports and Financial Supplements
Note: one barrel of crude oil = 5,800 cubic feet of gas
1  Includes BP's associated undertaking in Abu Dhabi
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Downstream operations
----------------------------------------------------------------

BP+Amoco downstream volumes and share
----------------------------------------------------------------
Downstream volumes worldwide (000 boe/day)

                     1993     1994     1995     1996      1997
----------------------------------------------------------------
Gasolines           1,277    1,245    1,270    1,253     1,312
Distillates1        1,250    1,193    1,189    1,179     1,200
Other2                622      627      645      637       734
     Total          3,149    3,065    3,104    3,069     3,246
-----------------------------------------------------------------
Highlights
-  Largest gasoline retail share in the US east of the Rockies
    (excluding Texas)
-  #1 or #2 in 20 out of 35 States in which it operates
-  #2 for  the whole US (Shell/Texaco strong on West Coast)
-  Refining portfolio in 1st or 2nd quartile for performance
-  Top tier with respect to sale of premium gasolines (Amoco
   32% vs. BP 20%)

                             Estimated 1996 market
                             share of retail fuel
US gasoline retail share4,7  sales in OECD Europe5
---------------------------  ----------------------
BP+Amoco           14%       Shell           12%
Shell-Texaco       13%       Exxon           10%
Exxon               7%       BP/Mobil        10%

Mobil               7%       Agip             7%
Marathon/Ashland    7%       Elf6             6%
Citgo               7%       Repsol           5%
Others             45%       Aral             5%
                             Others          45%
Total             100%       Total          100%

BP+Amoco refining capacity3
---------------------------------------------
                              Net capacity3
Country                       (000 boe/day)
------------------------    ----------------
US                                    1,420
UK                                      270
Australia                               212
France                                  207
Netherlands                             182
Germany                                 102
South Africa                             83
Singapore                                75
Spain                                    75
Turkey                                   48
New Zealand                              28
Kenya                                    12
--------------------------------------------
Total                                 2,714

Source:   Annual Reports and Financial Supplements
1  Includes aviation fuels
2  Includes fuel oil
3  Crude distillation rated capacity
4  Source:  Lundberg
5  Source:  Wood Mackenzie, April 1998
6  Includes 100% of Cepsa
7  Excluding Pacific Coast, S.W. States, and Texas
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Chemicals operations


Chemicals ranking

Company               1997 sales (US$ bn)
-----------------------------------------
Royal Dutch/Shell                    14.3

BASF                                 13.4

BP+Amoco1                            12.8

Exxon                                12.2

Dow                                  10.2
-----------------------------------------


Other Oil Companies   1997 sales (US$ bn)
-----------------------------------------
ENI                                   5.7

ARCO                                  3.7

Phillips                              3.5

Chevron                               3.5

Mobil                                 3.0
-----------------------------------------

Global market position         Leading technology
---------------------------------------------------
#1 Acetic acid free market    - Acetic acid and VAM2

#1 Acrylonitrile              - Acrylonitrile

#1 Aromatics                  - Polyethylene

#1 PTA3                       - PTA

#1 PIB4                       - Solvents

#2 Polypropylene              - Alpha-Olefins
----------------------------------------------------

Source:  Annual Reports and Financial Supplements
1  Includes joint venture sales
2  Vinyl acetate
3  Purified terephthalic acid
4  Polybutene
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Major chemical site locations


Site                 Country       Main products
-----------------------------------------------------------------

Lima                    US         Acrylonitrile

Green Lake              US         Acrylonitrile

Texas City              US         Acetic acid, Solvents

Whiting                 US         Polymers

Joliet                  US         Industrial Chemicals

Decatur                 US         Paraxylene/PTA

Cooper River            US         PTA

Pasadena Dear Park      US         Alpha-olefins

Chocolate Bayou         US         Olefins
                                   Polypropylene
Texas City              US         Styrene, Paraxylene

Cedar Bayou             US         Polypropylene

Cosoleacaque         Mexico        PTA

Sao Paulo            Brazil        PTA

Baglan Bay              UK         Solvents, Styrene,

Grangemouth             UK         Polymers, Olefins,
                                   Solvents
-----------------------------------------------------------------

Site                 Country       Main products
-----------------------------------------------------------------
Hull                    UK         Acetic acid, Solvents

Wilton                  UK         Polymers and Olefins

Feluy                Belgium       Alpha-olefins

Geel                 Belgium       PTA, Polypropylene

Lavera               France        Polymers, Olefins,
                                   Solvents

Gonfrevile           France        Polypropylene

Wingles              France        Styrenics

Dormagen             Germany       Polymers, Olefins

Marl                 Germany       Styrenics

Merak                Indonesia     Polymers, PTA

Kertih               Malaysia      Polymers, Olefins

Singapore            Singapore     Paraxylene,
                                   Electronic materials
Kuantan              Malaysia      PTA

Ulsan                South Korea   PTA, Acetic acid,
                                   solvents
Kaohsiung            Taiwan        PTA


Source:  Annual Reports and Financial Supplements
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Timetable




By end 1998:

-  Regulatory approvals

-  Shareholder approval

-  Target for final agreement